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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                  -----------------------------
                            FORM 8-K
                  -----------------------------

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report: August 12, 2002

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                       EOG RESOURCES, INC.

     (Exact name of registrant as specified in its charter)


          DELAWARE                     1-9743             47-0684736
(State or other jurisdiction       (Commission File    (I.R.S. Employer
of incorporation or organization)      Number)        Identification No.)


         333 CLAY STREET
            SUITE 4200
          HOUSTON, TEXAS                      77002
(Address of principal executive offices)   (Zip code)


                          713/651-7000
      (Registrant's telephone number, including area code)


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EOG RESOURCES, INC.



Item 9.  Regulation FD Disclosure.

     Today the principal executive officer and the principal financial officer of EOG Resources, Inc., a Delaware corporation (the "Company") delivered to the Securities and Exchange Commission their sworn statements as required by SEC Order 4-460. The sworn statement of Mark G. Papa, Chairman of the Board and Chief Executive Officer, is attached to this report as Exhibit
99.1. The sworn statement of David R. Looney, Vice President, Finance and Treasurer, and the principal financial officer of the Company, is attached to this report as Exhibit 99.2.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EOG RESOURCES, INC.
                                 (Registrant)




Date: August 12, 2002         By: /S/PATRICIA L. EDWARDS
                                     Patricia L. Edwards
                              Vice President, Human Resources,
                              Administration and Corporate Secretary



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                          EXHIBIT INDEX


99.1      Statement Under Oath of Principal Executive Officer
          Regarding Facts and Circumstances Relating to Exchange
          Act Filings (as delivered to the SEC on August 12,
          2002)

99.2      Statement Under Oath of Principal Financial Officer
          Regarding Facts and Circumstances Relating to Exchange
          Act Filings (as delivered to the SEC on August 12,
          2002)